UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐ Preliminary Proxy Statement
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 COLORADO BONDSHARES — A TAX-EXEMPT FUND

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NOTICE OF 2005 SPECIAL MEETING
AND PROXY STATEMENT
SPECIAL MEETING TO BE HELD
APRIL 8, 2005

Dear Shareholder:
        On behalf of the Board of Trustees, I cordially invite you to attend the 2005 Special Meeting of Shareholders of Colorado BondShares—A Tax-Exempt Fund to be held at:
The Colorado Convention Center
700 14th Street, Denver, CO, 80202
April 8, 2005
10:30 a.m. local time
(Meeting room will be posted in the Convention Center lobby)
Refreshments will be served
Please R.S.V.P.
              The Notice of Special Meeting of Shareholders and the proxy statement that follow describe the business to be conducted at the meeting.
         Whether you own a few or many shares of beneficial ownership of Colorado BondShares— A Tax-Exempt Fund, it is important that your shares be represented. The 2005 Special Meeting of Shareholders will include the election of trustees and the ratification of the selection of the Fund’s independent auditors. We encourage you to make certain you are represented at the meeting by voting over the Internet, by telephone or by signing and dating the accompanying proxy card and promptly returning it in the enclosed postage-paid envelope. Voting by proxy will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

Sincerely,

Fred R. Kelly, Jr., Portfolio Manager
Dated: March 11, 2005

NOTICE OF 2005 SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 8, 2005

          NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Meeting”) of Colorado BondShares— A Tax-Exempt Fund, a Massachusetts business trust (the “Fund”), will be held on Friday, April 8, 2005 at 10:30 a.m. local time, at the Colorado Convention Center, 700 14th Street, Denver, CO, 80202 (the Meeting room will be posted in the lobby), for the following purposes:

1.	To elect four trustees to the Board of Trustees.

2.	To ratify the selection of Anton Collins Mitchell LLP as the Fund’s independent auditors for the fiscal year ending September 30, 2005.

3.	To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.
         All shareholders of record at the close of business on March 2, 2005 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof. Each shareholder is entitled to cast one vote for each share of the Fund and a proportionate fractional vote for each fractional share in the Fund that they own on the Record Date for each matter to be voted on. Please read the full text of the accompanying proxy statement for a complete understanding of the proposals.
         Your vote is important. Please take a moment to vote now. As a convenience to you, you may vote through the Internet at https://vote.proxy-direct.com/; by telephone, with a toll-free call to 1-866-241-6192; or by mail, by signing, dating and returning the accompanying proxy card in the enclosed postage-paid return envelope. Voting early will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the Meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum will be present at the Meeting.
         It is also very important that your proxy be received promptly. Please vote by one of the methods described above so that your vote is received by no later than April 7, 2005. By returning your Proxy promptly you can help the Fund avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the proxy statement.
         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees

Denver, Colorado	Andrew B. Shaffer,
Dated: March 11, 2005	President, Secretary, Treasurer and Trustee

COLORADO BONDSHARES—A TAX-EXEMPT FUND
1200 17th Street, Suite 1000
Denver, Colorado 80202

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
To be held April 8, 2005

GENERAL INFORMATION
         We are providing you with this proxy statement in connection with the solicitation of proxies by and on behalf of Colorado BondShares—A Tax-Exempt Fund, a Massachusetts business trust (the “Fund”), for use at the Special Meeting of the shareholders of the Fund (“Shareholders”) to be held at the Colorado Convention Center, 700 14th Street, Denver, CO, 80202, on Friday, April 8, 2005 at 10:30 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the “Meeting”). This proxy statement, the accompanying form of proxy (the “Proxy”) and the Notice of Special Meeting will be first mailed or given to the Shareholders of the Fund on or about March 11, 2005.
         Because many of the Fund’s Shareholders may be unable to attend the Meeting in person, our board of trustees (the “Board of Trustees” or the “Board”) solicits proxies by mail to give each Shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

(1)	read this proxy statement carefully; and

(2)	submit your vote:

—	Through the Internet at https://vote.proxy-direct.com/;

—	By telephone, with a toll-free call to 1-866-241-6192; or

—	By mail, by completing, signing, dating and returning the enclosed Proxy in the postage paid, return-addressed envelope provided for that purpose.
         If the accompanying proxy is executed properly and returned, the Shareholder and the related shares of beneficial ownership (“Shares”) represented by it will be voted at the Meeting in accordance with the instructions thereon. If no instructions are specified on the Proxy, the Shares will be voted FOR the election of Trustees, FOR the ratification of the selection of the Fund’s independent auditors and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting.
         Please vote by using only one of these three methods unless you later elect to change your vote. For specific instructions on how to vote your Shares, please refer to the section entitled “ABOUT THE MEETING” beginning on page 2 of this proxy statement and the instructions on the Proxy card.
         The Board recommends a vote FOR the election of the nominees to the Board of Trustees and FOR the ratification of the selection of the Fund’s independent auditors.
         THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SUCH REPORTS ARE AVAILABLE AT NO COST BY CALLING OR WRITING THE FUND AT 1200 17th STREET, SUITE 1000, DENVER, COLORADO 80202. THE TELEPHONE NUMBER IS (303) 572-6990, OR, OUTSIDE OF DENVER, TOLL-FREE AT (800) 572-0069.
         Your vote is important. Please take a moment now to vote. Voting early will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the Meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the Meeting.
ABOUT THE MEETING
What is being voted on at the Meeting?
         The Board is asking Shareholders to consider two items at the Meeting:

1.	Election of four trustees (each, a “Trustee”) consisting of the nominees described in this proxy statement, and

2.	Ratification of the selection of Anton Collins Mitchell LLP as the Fund’s independent auditors for the fiscal year ending September 30, 2005.
         We may also transact any other business as may properly come before the Meeting or any adjournment thereof.
Who can vote at the Meeting?
         The Board set March 2, 2005 as the record date (“Record Date”) for the Meeting. Only persons holding Shares of the Fund at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting.
         The Fund has only one outstanding series of Shares. Each Shareholder of the Fund is entitled to cast one vote for each Share of the Fund and a proportionate fractional vote for each fraction of a Share of the Fund that they own on the Record Date for each matter properly submitted for vote to the Fund’s Shareholders at the Meeting. Each Share represents an equal proportionate interest in the assets of the Fund. On the Record Date there were 35,386,055.596 Shares of the Fund outstanding.
What constitutes a quorum for the Meeting?
         Quorum for the Meeting is based on the number of Shares that are represented in person or by proxy at the Meeting. To have a quorum, we need a majority of the Shares of the Fund, or a total of more than 17,693,027.798 Shares, to be present, in person or by Proxy, including votes on any proposal and Shares abstaining or withheld as to any proposal and broker non-votes. Each of these categories will be tabulated separately. If you do not complete a Proxy card and return it to us or vote at the Meeting, you may not be counted for determining whether a quorum is met.
How do I vote?
         As a convenience to you, you may vote by the Internet, by telephone, by mail or in person at the Meeting. We encourage you to vote via the Internet or by telephone. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation. Please have your Proxy card in hand, then go to the Internet site or call the telephone number listed below and follow the instructions given there.
         Vote by Internet. You may submit proxies by the Internet at https://vote.proxy-direct.com/.
         Vote by telephone. You may submit proxies by telephone by calling 1-866-241-6192.
         Vote by mail. If you complete and properly sign the accompanying Proxy card and return it to the Fund in the enclosed postage-paid envelope, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by a Proxy will be voted FOR the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you check the box labeled ABSTAIN on the Proxy card and return it to us, all your Shares will be treated as if your Shares voted AGAINST a proposal.
         Vote at the Meeting. If you are a registered Shareholder (that is, if you hold your Shares in certificate form) and you attend the Meeting, you may deliver your completed Proxy card in person. If you hold your Shares in “street name” (that is, if you hold your Shares through a broker or other nominee) and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your Shares.
         Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the Meeting.
What is the deadline for voting my Shares by Proxy?
         Your Proxy by Internet, telephone or mail must be received by the Fund by no later than 5:00 p.m., Denver, Colorado time on April 7, 2005 to be valid.
Can I change my vote after I vote by telephone, electronically or by mail?
         Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised. You may change your vote by Internet or telephone as described above. You may change your vote by mail by filing either a written notice of revocation or a duly executed Proxy bearing a later date.
         Any vote change by Internet, telephone or mail must be received by no later than 5:00 p.m., Denver, Colorado time on April 7, 2005 to be valid. You may deliver a written revocation in person so long as it is received prior to the Meeting.
         The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy. If you want to change or revoke your Proxy and you hold your Shares in “street name,” contact your broker or the nominee that holds your Shares.
What vote is required to approve each item?
         Election of Trustees. The election of each trustee nominee (Proposal 1) requires the affirmative vote of a plurality of the votes cast at the Meeting (which is the four Trustees receiving the most votes). The Fund’s Shareholders are not entitled to cumulate votes with respect to the election of Trustees. Shareholders of the Fund will have an opportunity on their Proxy to vote in favor of one or more trustee nominees while withholding authority to vote for one or more trustee nominees.
         Ratification of Auditor; Other Items. The affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the selection of Anton Collins Mitchell LLP as the Fund’s independent auditors (Proposal 2) and all other business not described in this proxy statement and properly submitted to the Shareholders for their consideration at the Meeting.
         If your broker or nominee holds your Shares in “street name,” your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Brokers that do not receive instructions are entitled to vote upon the election of trustees, the selection of independent auditors and other routine matters. With respect to other matters, brokers do not have authority under the rules of the National Association of Securities Dealers to vote on their own initiative unless they have received instructions from beneficial owners.

         Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.
         Computershare Fund Services, a proxy solicitation firm has been retained by the Fund to assist in the distribution and tabulation of proxies. Votes cast by Proxy will be tabulated by Computershare Fund Services. Votes cast in person at the Meeting will be tabulated by the Fund.
How can I attend the Meeting?
         You are entitled to attend the Meeting only if you were a Shareholder as of the close of business on the Record Date or you hold a valid proxy for the Meeting. You should be prepared to present photo identification for admittance. If you are not a Shareholder of record but hold Shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Meeting.

PROPOSAL NO. 1
ELECTION OF TRUSTEES
         The Declaration of Trust of the Fund provides that the number of Trustees of the Fund shall be not less than three nor more than nine, with the number fixed by the Board of Trustees. The Board has fixed the number of Trustees at four.
         At the Meeting, Shareholders will be asked to elect four trustee nominees to the Board of Trustees. It is intended that the Shares represented by properly granted Proxies will be voted FOR the election of the four trustee nominees, unless authority to so vote is withheld. Each nominee is currently a member of the Board and all of the nominees have agreed to serve as a Trustee if elected. Each Trustee serves as a trustee until termination of the Fund unless the Trustee dies, resigns, retires, or is removed. The four nominees for Trustee are Messrs. George N. Donnelly, Andrew B. Shaffer, Bruce G. Ely and James R. Madden.
         The Board has no reason to believe that any of the trustee nominees will be unable to serve as a Trustee or become unavailable for any reason. If, at the time of the Meeting, any of the trustee nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. There are no family relationships among officers and Trustees of the Fund.
         The vote required to elect the trustee nominees is set forth above under “ABOUT THE MEETING—What vote is required to approve each item?—Election of Trustees.”
Trustees and Executive Officers
         The following tables list the Trustees and officers of the Fund, together with their address, age, positions held with the Fund, the term of each office held and the length of time served in each office, principal business occupations during the past five years and other directorships, if any, held by each Trustee and officer. Each Trustee and officer has served in that capacity for the Fund continuously since originally elected or appointed. The Board supervises the business activities of the Fund. Each Trustee serves as a trustee until termination of the Fund unless the Trustee dies, resigns, retires, or is removed. All of the current Trustees have been nominated for election to the Board of Trustees of the Fund and all have agreed to serve if elected.
         Andrew B. Shaffer is an “interested person” of the Fund as defined in the 1940 Act by virtue of his position as both an officer and a Trustee of the Fund as described in the table below. None of the Trustees nor the officers of the Fund has any position with the investment adviser of the Fund, the principal underwriter of the Fund, the distribution agent of the Fund, the service agent of the Fund or the custodian of the Fund, or any affiliates thereof. There is no family relationship between any officers and Trustees of the Fund.

Non-Interested Trustee Nominees

POSITIONS
NAME,	HELD	TERM OF OFFICE		OTHER
ADDRESS	WITH THE	AND LENGTH OF	PRINCIPAL OCCUPATIONS	DIRECTORSHIPS
AND AGE	FUND	TIME SERVED	DURING THE PAST 5 YEARS	HELD

George N. Donnelly 1200 17th Street, Ste. 1000 Denver, CO 80202 Age: 58	Chairman of the Board of Trustees	Trustee since inception of the Fund in 1987	Mr. Donnelly is currently a Regional Vice President for Phoenix Life Insurance Company. He was formerly President of Registered Rep/Financial Planner Exchange.com, a web based service designed to match independent registered representatives and financial planners with broker dealers. From May 1991 to July 1999, Mr. Donnelly was a Principal for MKT Inc., a marketing firm engaged in the sales of financial service products.	None
Bruce G. Ely 1200 17th Street, Ste. 1000 Denver, CO 80202 Age: 54	Trustee	Trustee since July 2002	Mr. Ely is currently the Regional Marketing Director for MBIA Municipal Investors Service Corporation in Colorado. He has been involved with MBIA’s Customized Asset Management (CMA) product, and with the Colorado Local Government Liquid Asset Trust (COLOTRUST) since its inception in 1985. Mr. Ely was formerly a Senior Vice President with Hanifen, Imhoff Inc. in their public finance area from 1985-1998. He served on the board of directors of the Beaver Creek Metropolitan District for nine years both as Treasurer and Chairman.	None
James R. Madden 1200 17th Street, Ste. 1000 Denver, CO 80202 Age: 61	Trustee	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years. He is also a stockholder and director of Community Bank in western Kansas. He has been a bank director for over 25 years.	None

Interested Trustee Nominees

POSITIONS
NAME,	HELD	TERM OF OFFICE		OTHER
ADDRESS	WITH THE	AND LENGTH OF	PRINCIPAL OCCUPATIONS	DIRECTORSHIPS
AND AGE	FUND	TIME SERVED	DURING THE PAST 5 YEARS	HELD

Andrew B. Shaffer 1200 17th Street, Ste. 1000 Denver, CO 80202 Age: 57	Trustee, President, Secretary and Treasurer	Trustee, Secretary and Treasurer since June 1995 President since January 2003	Mr. Shaffer is the manager of Shaffer Capital Management/LLC. Prior to the formation of Shaffer Capital Management/LLC, Mr. Shaffer was engaged as an attorney in private practice. Mr. Shaffer has also been an attorney with the Internal Revenue Service, an associate at the Denver law firm of Sherman and Howard and a Shareholder/Director at the Denver law firm of Conover, McClearn & Heppenstall, P.C. He has been a visiting lecturer and Associate Professor at the University of Colorado Law School and has written numerous articles and lectured extensively in the areas of business, tax and estate planning.	None
         The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the Fund’s affairs in accordance with the laws of the State of Massachusetts, and directs the officers of the Fund to perform or to cause to be performed the daily functions of the Fund. The Board has no standing committees.
Share Ownership of Certain Beneficial Owners and Management
         The following tables set forth the dollar range of shares of the Fund beneficially owned by each of the Trustees, officers and trustee nominees of the Fund as of February 23, 2005:
Non-Interested Trustees

NAME	DOLLAR RANGE OF SHARES IN THE FUND

George N. Donnelly	Over $100,000
Bruce G. Ely	Over $100,000
James R. Madden	Over $100,000
Interested Trustees

NAME	DOLLAR RANGE OF SHARES IN THE FUND

Andrew B. Shaffer	Over $100,000
         As of February 23, 2005, the officers, Trustees and trustee nominees of the Fund as a group owned less than 1% of the outstanding shares of the Fund, and none of the officers or Trustees of the Fund or members of their immediately family had any ownership interest in the investment adviser, the underwriter or any person (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the investment adviser or the underwriter of the Fund.
         As of the Record Date, there is no Shareholder known to the Fund to be the beneficial owner of 5% or more of the outstanding Shares in the Fund.

Compensation
         The Board met four times during the fiscal year ended September 30, 2004 and eight times since September 1, 2003. The following tables show the compensation paid by the Fund to each of the Trustees during the fiscal year ended September 30, 2004:
Non-Interested Trustees

NAME OF PERSON,	AGGREGATE	PENSION OR RETIREMENT
POSITION(S) WITH	COMPENSATION	BENEFITS ACCRUED AS PART	TOTAL COMPENSATION FROM
THE FUND	FROM FUND	OF FUND EXPENSES	FUND PAID TO SUCH PERSON
George N. Donnelly	$200	N/A	$200
(Trustee)
Bruce G. Ely	400	N/A	400
(Trustee)
James R. Madden	200	N/A	200
(Trustee)
Interested Trustees

NAME OF PERSON,	AGGREGATE	PENSION OR RETIREMENT
POSITION(S) WITH	COMPENSATION	BENEFITS ACCRUED AS PART	TOTAL COMPENSATION FROM FUND
THE FUND	FROM FUND	OF FUND EXPENSES	PAID TO SUCH PERSON
Andrew B. Shaffer	$400	N/A	$400
(Trustee, President, Secretary and Treasurer)
         No officer or Trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 2004. The officers and Trustees of the Fund, as a group, received $1,200 in compensation from the Fund for services to the Fund during the fiscal year ended September 30, 2004.
         There are no employment agreements between the Fund and any of its officers, and the Fund does not expect to enter into any such agreements in the future. There were no compensation plans in effect with respect to the Fund for the fiscal year ended September 30, 2004 and the Fund does not expect to adopt any such plans in the future.
Committees of the Board
         The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the Fund’s affairs in accordance with the laws of the State of Massachusetts, and directs the officers of the Fund to perform or to cause to be performed the daily functions of the Fund. The Board has no standing audit, nominating and compensation committees, any committees performing similar functions or any other standing committees. Pursuant to the 1940 Act, because the Fund has not established a separate audit committee, the entire Board of Trustees acts as the Fund’s audit committee.
Nominations of Trustees
         The Fund does not have a standing nominating committee. The entire Board of Trustees is responsible for identifying and nominating candidates for appointment as Trustees. The Board believes that the Trustees that are not “interested persons” of the Fund are in the best position to screen and select qualified candidates for Board membership who will provide the experience, perspective, skills and other attributes necessary to effectively advance the interests of the Fund’s Shareholders. As a result of the participation of the Trustees, 75% of whom are not “interested persons” of the Fund, in the selection of Trustee nominees and the small size of the Fund’s Board, the Board does not believe a nominating committee is necessary. In screening and selecting qualified candidates for Board membership, these Trustees may consider suggestions from various sources, including Shareholders, although the Board does not have a policy with regard to the consideration of any Trustee candidates recommended by Shareholders. The Trustees may also consider candidates recommended by the Fund’s investment adviser, and may retain an executive search firm and/or outside legal, financial or other external counsel that they deem necessary or desirable to assist in the nominating and/or screening process.
Interests in the Investment Adviser
         There have been no purchases or sales by any Trustee or trustee nominee of securities of the Fund’s investment adviser, Freedom Funds Management Company or its parent, Carbon County Holding Company, or the subsidiaries of either, since September 30, 2004, in excess of 1% of the outstanding securities of any such entity.
         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE TRUSTEE NOMINEES.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
         The Board of Trustees has selected Anton Collins Mitchell LLP (“ACM”) to serve as independent auditors of the Fund for the fiscal year ending September 30, 2005. The Shareholders of the Fund are being asked to ratify this selection at the Meeting. It is intended that the Shares represented by properly granted Proxies will be voted FOR the ratification of ACM as the independent auditor of the Fund, unless authority to so vote is withheld. If the selection of ACM is not approved at the Meeting, the Trustees of the Fund will select other suitable independent auditors at the Meeting or at a subsequent special meeting called for such purpose. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of ACM as the Fund’s independent auditors for the fiscal year ending September 30, 2005.
         ACM has served as the Fund’s independent auditors since July of 2004. Representatives of ACM are expected to be present at the Meeting, have been given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Change In Accountant
         On July 2, 2004, the Fund terminated the engagement of Fortner Bayens Levkulich & Co., P.C. (FBL) as its independent certified public accountant. The decision to terminate FBL was approved by the Fund’s Board of Trustees including all Trustees that are not “interested persons” of the Fund as defined in the 1940 Act.
         On July 2, 2004 and later ratified on September 30, 2004, the Board of Trustees of the Fund appointed Anton Collins Mitchell LLP (ACM) as the new independent registered public accounting firm of the Fund.
         The audit reports issued by FBL on the financial statements of the Fund for the fiscal years ended September 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
         During the two year period ended September 30, 2003 and the interim period from October 1, 2003 through July 2, 2004 (the “Auditing Time Period”), there were no disagreements between the Fund and FBL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to FBL’s satisfaction, would have caused FBL to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods (each, a “Disagreement”).
         During the Auditing Time Period, FBL did not advise the Fund of any of the following (each, a “Reportable Event”):

(a) that the internal controls necessary for the Fund to develop reliable financial statement do not exist;

(b) that information had come to its attention that had led it to no longer be able to rely on management’s representations, or that had made it unwilling to be associated with the financial statements prepared by management;

(c) of the need to expand significantly the scope of its audit, or that information had come to its attention during the Auditing Time Period that if further investigated might materially have impacted the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or have caused it to be unwilling to rely on management’s representations or be associated with the Fund’s financial statements and that due to its resignation or dismissal, or for any other reason, did not so expand the scope of its audit or conduct such further investigation; or

(d) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, including information that, unless resolved to the accountant’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements and that due to its resignation, dismissal or declination to stand for re-election, or for any other reason, the issue has not been resolved to its satisfaction prior to its resignation, dismissal or declination to stand for re-election.

         During the Fund’s two most recent fiscal years and through July 02, 2004, the Fund had not consulted with ACM with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Fund’s financial statements, where a written report was provided to the Fund or oral advice was provided that the new accountant concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a Disagreement or a Reportable Event.
Principal Accountant Fees and Services
         The aggregate fees billed by the Fund’s independent auditors, for professional services in the registrant’s fiscal years ended September 30, 2004 and 2003, were as follows:

		2004	2003
(a)	Audit Fees	$25,339	$10,047
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees	$0	$4,000
(d)	Other Fees	$0	$0
         The percentage of services approved by the Board of Trustees (the acting audit committee) in (a) through (d) above was 100% for fiscal years ended September 30, 2004 and 2003, respectively.
         The aggregate non-audit fees billed by the Fund’s independent auditor for services rendered to the Fund and the Fund’s investment adviser any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for the fiscal years ended September 30, 2004 and 2003 were $0 and $4,000, respectively.
         None of the hours expended by the independent auditor on the audit of the Fund’s financial statements for the fiscal year ended September 30, 2004 were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
         The Fund’s Board of Trustees (the acting audit committee) has considered whether the provision of non-audit services, if any, to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund is compatible with maintaining the Fund’s principal accountant’s independence.
Accounting Fee Pre-Approval Policies and Procedures
         The Board of Trustees is responsible for the appointment, compensation, and oversight of the work of the Fund’s independent auditors, including all audit and non-audit services to be provided by the Fund’s independent auditors. The Board of Trustees requires pre-approval of all audit and permissible non-audit services provided to the Fund by its independent auditor. Some services of a recurring nature may be pre-approved. Changes in the scope of services that have been pre-approved on an annual basis are deemed to be pre-approved by the Board of Trustees provided they do not result in fee increases in excess of a relatively small amount established by the Board. The Board of Trustees must pre-approve any scope changes resulting in fee increases in excess of this amount. New recurring services and services that are not recurring in nature are pre-approved by the Board of Trustees from time to time throughout the year. Actual fees incurred for services provided to the Fund by its independent auditor are reported to the Board. In determining whether to pre-approve the provision by its independent auditor of a permissible non-audit service, the Board of Trustees considers whether the provision of the service by its independent auditor could impair the independence of its independent auditor with respect to the Fund. As part of this process, the Board of Trustees considers the facts and circumstances of the proposed engagement, including whether its independent auditor can provide the service more effectively and economically than other firms because of its familiarity with the Fund’s business and operations. The Board of Trustees also considers the proposed engagement in light of the other non-audit services provided to the Fund by its independent auditor and the fees paid to its independent auditor for those services.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF ANTON COLLINS MITCHELL LLP AS INDEPENDENT AUDITORS OF THE FUND.

SERVICE PROVIDERS OF THE FUND
Investment Adviser, Transfer, Shareholder Servicing, and Dividend Disbursing Agent
Freedom Funds Management Company
1200 Seventeenth Street, Suite 1000
Denver, CO 80202
Distributor of Fund Shares
SMITH HAYES Financial Services Corporation
200 Centre Terrace, 1225 L Street
P.O. Box 83000
Lincoln, NE 68501
SOLICITATION OF PROXIES
         This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Fund and the investment adviser to the Fund by telephone, telegraph, facsimile transmission or personal interview. Computershare Fund Services, a proxy solicitation firm has been retained by the Fund to assist in the distribution and tabulation of proxies and is expected to receive a fee of approximately $10,000 and will be reimbursed for its reasonable expenses.
         All costs of proxy solicitation, including (a) expenses relating to the preparation, printing and mailing of this proxy statement and the enclosed form of Proxy and Notice of Special Meeting, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) expected payment of approximately $10,000 to Computershare Fund Services for its services in the distribution and tabulation of proxies and (d) expenses relating to the preparation, printing and mailing any additional material relating to the Meeting which may be furnished to Shareholders by the Board subsequent to the furnishing of this proxy statement, has been or will be borne by the Fund. To obtain the necessary representation of Shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Fund, the proxy solicitation service or selected securities dealers. The Fund may pay additional amounts if other supplementary solicitations are made. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.
SHAREHOLDER PROPOSALS
         Under the Fund’s charter documents, the Fund does not hold regular meetings of the Shareholders. A Shareholder proposal intended to be presented at any meeting hereafter called must be received at the Fund’s offices a reasonable time before the Fund begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in the Fund’s proxy statement and form of proxy relating to such meeting. If a Shareholder fails to submit the proposal by such date, the Fund will not be required to provide any information regarding the nature of the proposal in its proxy statement, and the proposal will not be considered at that next meeting of Shareholders.
         Proposals should be sent to the Secretary of the Fund at 1200 17th Street, Suite 1000, Denver, Colorado 80202. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

OTHER MATTERS
         The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
         Please advise the Fund whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this proxy statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.
         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO VOTE BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE ENCLOSED PROXY CARD. BY VOTING PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.
ATTENDANCE AT THE MEETING
         If you plan to attend the Meeting in person, please indicate your intention when you vote by Internet, telephone or where indicated on the enclosed Proxy.

By Order of the Board of Trustees

Denver, Colorado	Andrew B. Shaffer,
Dated: March 11, 2005	President, Secretary, Treasurer and Trustee

PROXY CARD	COLORADO BONDSHARES — A TAX-EXEMPT FUND	PROXY CARD
1200 17th Street, Suite 1000, Denver, Colorado 80202
SPECIAL MEETING DATE: APRIL 8, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES

The undersigned shareholder of Colorado BondShares — A Tax-Exempt Fund (the “Fund”), a Massachusetts business trust, hereby constitutes and appoints Andrew B. Shaffer and Fred R. Kelly, Jr., and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of units of beneficial interest in the Fund (“Shares”) held of record by the undersigned on March 2, 2005, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Shareholders to be held in Denver, Colorado on April 8, 2005 at 10:30 a.m. local time, and at any postponements or adjournments thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this Proxy will be voted IN FAVOR of the election of all listed nominees to the Board of Trustees and FOR each of the other items set forth on the Proxy. If you are voting via the Internet or telephone, you will need to provide the number in the shaded box.

TO VOTE VIA THE INTERNET: go to https://vote.proxy-direct.com
TO VOTE VIA THE TELEPHONE: call 1-866-241-6192

999 9999 9999 999

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

Signature

Signature of joint owner, if any

Date	15065_CBS

	YES	NO
I PLAN TO ATTEND THE MEETING.	☐	☐

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	Election of Trustees:			FOR	AGAINST	FOR ALL
				ALL	ALL	EXCEPT

	01 George N. Donnelly	02 Bruce G. Ely	03 James R. Madden	☐	☐	☐
04 Andrew B. Shaffer

If you do not wish your shares voted “FOR” a particular nominee, mark the “For All Except” box and write the nominee’s number on the line provided below. Your shares will be voted for the remaining nominee(s).

				FOR	AGAINST	ABSTAIN

2.	Proposal to ratify the selection of Anton Collins Mitchell LLP as the Fund’s independent auditors for the fiscal year ending September 30, 2005.			☐	☐	☐

3.	In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

To save the Fund additional vote solicitation expenses, please vote via the Internet, by telephone or sign, date and return this Proxy promptly, using the enclosed envelope.

15065_CBS